UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 000-31979

Date of Report: May 5, 2008

ARRAY BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

DELAWARE	84-1460811
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3200 WALNUT STREET, BOULDER, COLORADO 80301
(Address of principal executive offices)

(303) 381-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Facility Agreement. On April 29, 2008, Array BioPharma Inc. (“Array”) entered into a Facility Agreement (the “Facility Agreement”) with Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P., healthcare investment funds (collectively, the “Deerfield Funds”), pursuant to which the Deerfield Funds have agreed to advance to Array loans that are to be drawn down in two tranches of $40,000,000 each in June 2008 and December 2008. The outstanding principal and interest under the loan is due by April 2014, and, at Array’s option, can be repaid at any time with shares of Array Common Stock that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), with certain restrictions, or in cash.  Array will pay interest quarterly at a rate of 2.0 percent per annum of the total principal amount of the commitment. In addition, Array will pay interest on repayment that accrues at 6.5 percent compounded quarterly on the total commitment. All interest under the loan begins accruing as of the date of the Facility Agreement and accrues thereafter on the outstanding principal amount under the facility. Deerfield will receive a 2.5 percent transaction fee paid on a pro rata basis as the funds are drawn. The Deerfield Funds also have limited rights to accelerate the loan upon certain changes of control of Array or an event of default. Array’s obligations under the Facility Agreement, and the security interest granted to the Deerfield Funds under the Security Agreement (described below), are subordinate to Array’s obligations to Comerica Bank, and to Comerica’s security interest, under the Loan and Security Agreement between Array and Comerica Bank dated June 28, 2005, as amended.

As provided for under the Facility Agreement, Array issued the Deerfield Funds warrants to purchase shares of its Common Stock and entered into a Registration Rights Agreement and a Security Agreement with the Deerfield Funds, each of which are described below.

Warrants. Upon execution of the Facility Agreement, Array issued the Deerfield Funds warrants to purchase an aggregate of 6,000,000 shares of Array’s Common Stock at an exercise price of $7.54 per share (the “Warrants”). The Warrants are exercisable for a term of six years from the date of issuance and contain certain limitations that prevent the holder of the Warrants from acquiring shares upon exercise of the Warrant that would result in the number of shares beneficially owned by it (including shares held by any “group” of which it is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) to exceed 9.98% of the total number of shares of Array’s Common Stock then issued and outstanding. For purposes of the Warrants, “group” has the meaning set forth in Section 13(d) of the Exchange Act of 1934, as amended, and applicable regulations (the “Exchange Act”), and the percentage held by the holder is determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. The number of shares for which the Warrants are exercisable and the exercise price are subject to certain adjustments as set forth in the Warrants. In addition, upon certain changes in control of Array, to the extent the Warrants are not assumed by the acquiring entity, or upon certain defaults under the Warrants, the holder has the right to redeem the Warrants in shares of Common Stock at a redemption price equal to the black-scholes value of the outstanding shares of Common Stock issuable under the Warrants.

Security Agreement. Array’s obligations under the Facility Agreement are secured by a security interest in Array’s assets, other than its intellectual property, pursuant to the terms of a Security Agreement between Array and the Deerfield Funds.

Registration Rights Agreement. As provided for under the Facility Agreement, Array entered into a Registration Rights Agreement dated April 29, 2008 with the Deerfield Funds, pursuant to which Array has agreed to file a registration statement with the SEC on or prior to 30 days from the date the Warrants were issued requiring Array to register the resale of the shares of the Common Stock subject to issuance upon the exercise of the Warrants under the Securities Act.

The foregoing summaries of the Facility Agreement, the Warrants, the Security Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to these agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02     Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02. The Warrants to purchase an aggregate of 6,000,000 shares of Common Stock were issued to the Deerfield Funds in a private transaction exempt from registration in reliance upon Section 4(2) of the Securities Act, and/or Regulation D of the Securities Act. As part of executing the Facility Agreement and receiving the Warrants, each of the Deerfield Funds represented to Array that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities such Deerfield Funds purchased were being acquired for investment purposes and without a view to resale or distribution in violation of the Securities Act.

Item 8.01   Other Events.

On May 5, 2008, Array issued a press release entitled “Array BioPharma Receives $80 Million Funding Commitment,” dated May 5, 2008, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number		Description

4.1	*	Form of Warrant to Purchase Shares of Common Stock dated April 29, 2008 issued to Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

10.1	*	Facility Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

10.2		Security Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

10.3		Registration Rights Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

99.1		Press release entitled “Array BioPharma Receives $80 Million Funding Commitment,” dated May 5, 2008

* Confidential Treatment of redacted portions has been applied for by the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: May 5, 2008
R. Michael Carruthers
R. Michael Carruthers, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description

4.1	*	Form of Warrant to Purchase Shares of Common Stock dated April 29, 2008 issued to Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

10.1	*	Facility Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

10.2		Security Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

10.3		Registration Rights Agreement between Array BioPharma Inc. and Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. dated April 29, 2008

99.1		Press release entitled “Array BioPharma Receives $80 Million Funding Commitment,” dated May X, 2008

* Confidential Treatment of redacted portions has been applied for by the registrant.